UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-Q

QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS OF REGISTERED
MANAGEMENT INVESTMENT COMPANY

Investment Company Act file number	811-22334

Western Asset Global Corporate Defined Opportunity Fund Inc.
(Exact name of registrant as specified in charter)

620 Eighth Avenue, 49th Floor, New York, NY		10018
(Address of principal executive offices)		(Zip code)

Robert I. Frenkel, Esq. Legg Mason & Co., LLC 100 First Stamford Place Stamford, CT 06902
(Name and address of agent for service)

Registrant’s telephone number, including area code:		1-888-777-0102

Date of fiscal year end:	October 31

Date of reporting period:	July 31, 2013

ITEM 1.                 SCHEDULE OF INVESTMENTS.

WESTERN ASSET GLOBAL CORPORATE DEFINED OPPORTUNITY FUND INC.

FORM N-Q

JULY 31, 2013

WESTERN ASSET GLOBAL CORPORATE DEFINED OPPORTUNITY FUND INC.

Schedule of investments (unaudited)

July 31, 2013

SECURITY	RATE	MATURITY DATE	FACE AMOUNT †		VALUE
CORPORATE BONDS & NOTES — 106.9%
CONSUMER DISCRETIONARY — 15.2%
Auto Components — 1.1%
Europcar Groupe SA, Senior Notes	11.500%	5/15/17	175,000	EUR	$265,405	(a)
Europcar Groupe SA, Senior Notes	9.375%	4/15/18	785,000	EUR	1,016,911	(a)
Hertz Holdings Netherlands BV, Senior Secured Bonds	8.500%	7/31/15	1,420,000	EUR	1,983,740	(a)
Total Auto Components					3,266,056
Automobiles — 0.5%
Fiat Finance & Trade Ltd. SA, Senior Notes	6.125%	7/8/14	146,000	EUR	201,321
Ford Motor Credit Co., LLC, Senior Notes	2.375%	1/16/18	1,300,000		1,278,845
Total Automobiles					1,480,166
Diversified Consumer Services — 0.4%
Co-operative Group Holdings 2011 Ltd., Senior Notes	6.875%	7/8/20	100,000	GBP	144,709
Co-operative Group Holdings 2011 Ltd., Senior Notes	7.500%	7/8/26	190,000	GBP	271,591
Dignity Finance PLC, Secured Bonds	6.310%	12/31/23	477,298	GBP	875,215	(a)
Total Diversified Consumer Services					1,291,515
Hotels, Restaurants & Leisure — 1.9%
Burger King Capital Holdings LLC/Burger King Capital Finance Inc., Senior Notes, step bond	0.000%	4/15/19	250,000		218,438	(a)
Caesars Entertainment Operating Co. Inc., Senior Secured Notes	11.250%	6/1/17	1,000,000		1,041,875
Caesars Entertainment Operating Co. Inc., Senior Secured Notes	9.000%	2/15/20	1,470,000		1,392,825	(a)
MGM Resorts International, Senior Notes	11.375%	3/1/18	1,000,000		1,270,000	(b)
Mitchells & Butlers Finance PLC, Secured Notes	5.965%	12/15/23	495,227	GBP	843,489
Mohegan Tribal Gaming Authority, Secured Notes	11.500%	11/1/17	1,000,000		1,131,250	(a)
Total Hotels, Restaurants & Leisure					5,897,877
Household Durables — 0.8%
Norcraft Cos. LP/Norcraft Finance Corp., Senior Secured Notes	10.500%	12/15/15	2,500,000		2,603,125	(b)
Media — 8.8%
CCO Holdings LLC/CCO Holdings Capital Corp., Senior Notes	8.125%	4/30/20	1,570,000		1,715,225	(b)
Cerved Technologies SpA, Senior Secured Notes	6.375%	1/15/20	100,000	EUR	135,696	(a)
Cerved Technologies SpA, Senior Subordinated Notes	8.000%	1/15/21	100,000	EUR	133,301	(a)
Comcast Corp., Senior Notes	5.700%	7/1/19	1,800,000		2,114,780	(b)
CSC Holdings LLC, Senior Notes	6.750%	11/15/21	1,000,000		1,100,000	(b)
Daily Mail & General Trust PLC, Senior Bonds	5.750%	12/7/18	1,280,000	GBP	2,127,609
Grupo Televisa SAB, Senior Bonds	6.625%	1/15/40	1,730,000		1,895,786	(b)
MDC Partners Inc., Senior Notes	6.750%	4/1/20	300,000		309,000	(a)
Nara Cable Funding Ltd., Senior Secured Notes	8.875%	12/1/18	1,000,000	EUR	1,395,204	(a)
NET Servicos de Comunicacao SA, Bonds	7.500%	1/27/20	920,000		1,009,700
Ono Finance II PLC, Senior Bonds	10.875%	7/15/19	684,000		714,780	(a)
Pearson PLC, Senior Bonds	7.000%	10/27/14	1,200,000	GBP	1,952,168
Time Warner Cable Inc., Senior Notes	8.750%	2/14/19	1,500,000		1,779,241	(b)
UBM PLC, Notes	5.750%	11/3/20	1,500,000		1,512,364	(a)(b)
UPC Holding BV, Junior Secured Subordinated Notes	6.375%	9/15/22	910,000	EUR	1,216,429	(a)
UPCB Finance II Ltd., Senior Notes	6.375%	7/1/20	1,000,000	EUR	1,416,956	(a)
Videotron Ltd, Senior Notes	7.125%	1/15/20	2,000,000	CAD	2,100,574	(a)
Virgin Media Secured Finance PLC, Senior Secured Notes	7.000%	1/15/18	900,000	GBP	1,437,582
Vivendi SA, Senior Notes	4.750%	7/13/21	1,300,000	EUR	1,958,298

See Notes to Schedule of Investments.

WESTERN ASSET GLOBAL CORPORATE DEFINED OPPORTUNITY FUND INC.

Schedule of investments (unaudited) (cont’d)

July 31, 2013

SECURITY	RATE	MATURITY DATE	FACE AMOUNT †		VALUE
Media — continued
Ziggo Bond Co. BV, Senior Notes	8.000%	5/15/18	750,000	EUR	$1,072,595	(a)
Total Media					27,097,288
Multiline Retail — 0.1%
Neiman Marcus Group Inc., Senior Secured Notes	7.125%	6/1/28	180,000		181,800
Specialty Retail — 1.6%
AA Bond Co., Ltd., Secured Notes	9.500%	7/31/19	200,000	GBP	325,015	(a)
Edcon Pty Ltd., Senior Secured Notes	9.500%	3/1/18	300,000	EUR	372,165	(a)
Gap Inc., Senior Notes	5.950%	4/12/21	2,250,000		2,533,228	(b)
Spencer Spirit Holdings Inc./Spencer Gifts LLC/Spirit Halloween Superstores, Senior Notes	11.000%	5/1/17	1,740,000		1,874,850	(a)
Total Specialty Retail					5,105,258
TOTAL CONSUMER DISCRETIONARY					46,923,085
CONSUMER STAPLES — 6.4%
Food & Staples Retailing — 1.1%
CVS Caremark Corp., Senior Notes	6.125%	9/15/39	1,000,000		1,187,628	(b)
Tesco PLC, Senior Notes	6.125%	2/24/22	1,200,000	GBP	2,154,781
Total Food & Staples Retailing					3,342,409
Food Products — 0.9%
Boparan Holdings Ltd., Senior Notes	9.875%	4/30/18	700,000	GBP	1,180,148	(a)
Chiquita Brands International Inc./Chiquita Brands LLC, Senior Secured Notes	7.875%	2/1/21	910,000		969,150	(a)
Foodcorp Ltd., Senior Secured Notes	8.750%	3/1/18	360,000	EUR	520,233	(a)
Total Food Products					2,669,531
Personal Products — 0.2%
Hypermarcas SA, Notes	6.500%	4/20/21	760,000		768,550	(a)
Tobacco — 4.2%
Altria Group Inc., Senior Notes	9.700%	11/10/18	2,600,000		3,484,830	(b)
BAT International Finance PLC, Senior Notes	4.875%	2/24/21	1,450,000	EUR	2,284,658
Imperial Tobacco Finance PLC, Senior Notes	8.375%	2/17/16	1,150,000	EUR	1,803,086
Lorillard Tobacco Co., Senior Notes	8.125%	6/23/19	2,305,000		2,817,005	(b)
Reynolds American Inc., Senior Notes	6.750%	6/15/17	2,340,000		2,717,243	(b)
Total Tobacco					13,106,822
TOTAL CONSUMER STAPLES					19,887,312
ENERGY — 12.0%
Energy Equipment & Services — 0.4%
Parker Drilling Co., Senior Notes	9.125%	4/1/18	300,000		322,500	(b)
TMK OAO Via TMK Capital SA, Senior Notes	6.750%	4/3/20	820,000		798,475	(a)
Total Energy Equipment & Services					1,120,975
Oil, Gas & Consumable Fuels — 11.6%
Alliance Oil Co., Ltd., Senior Notes	7.000%	5/4/20	870,000		870,000	(a)
Anadarko Petroleum Corp., Senior Notes	6.450%	9/15/36	1,370,000		1,611,045	(b)
Dolphin Energy Ltd., Senior Secured Bonds	5.888%	6/15/19	1,529,295		1,701,341	(a)
Ecopetrol SA, Senior Notes	7.625%	7/23/19	1,650,000		1,971,750	(b)
EDC Finance Ltd., Senior Notes	4.875%	4/17/20	800,000		742,000	(a)
Energy Transfer Partners LP, Senior Notes	9.700%	3/15/19	1,000,000		1,301,070	(b)
Enterprise Products Operating LLC, Senior Notes	6.500%	1/31/19	1,290,000		1,538,673	(b)
EP Energy AS, Senior Secured Notes	5.875%	11/1/19	100,000	EUR	143,374	(a)
Globe Luxembourg SCA, Senior Secured Notes	9.625%	5/1/18	1,050,000		1,039,300	(a)
Indo Energy Finance BV, Senior Notes	7.000%	5/7/18	470,000		464,125	(a)
KazMunayGas Finance Sub BV, Senior Notes	11.750%	1/23/15	675,000		762,750	(a)
Kinder Morgan Energy Partners LP, Medium-Term Notes	6.950%	1/15/38	1,180,000		1,406,690	(b)
LUKOIL International Finance BV, Bonds	6.356%	6/7/17	310,000		344,162	(a)
LUKOIL International Finance BV, Bonds	6.656%	6/7/22	1,860,000		2,055,672	(a)
Novatek Finance Ltd., Notes	6.604%	2/3/21	750,000		814,575	(a)
Pemex Project Funding Master Trust, Senior Bonds	6.625%	6/15/35	910,000		978,250

See Notes to Schedule of Investments.

WESTERN ASSET GLOBAL CORPORATE DEFINED OPPORTUNITY FUND INC.

Schedule of investments (unaudited) (cont’d)

July 31, 2013

SECURITY	RATE	MATURITY DATE	FACE AMOUNT †		VALUE
Oil, Gas & Consumable Fuels — continued
Petrobras International Finance Co., Senior Notes	6.750%	1/27/41	760,000		$736,720
Petroleum Co. of Trinidad & Tobago Ltd., Senior Notes	9.750%	8/14/19	2,590,000		3,256,925	(a)
Petronas Capital Ltd., Senior Notes	5.250%	8/12/19	1,780,000		1,991,078	(a)
Petronas Capital Ltd., Senior Notes	5.250%	8/12/19	700,000		783,008	(a)
Plains Exploration & Production Co., Senior Notes	8.625%	10/15/19	1,500,000		1,661,727	(b)
Quicksilver Resources Inc., Senior Notes	11.000%	7/1/21	500,000		450,000	(a)
Ras Laffan Liquefied Natural Gas Co., Ltd. III, Senior Secured Bonds	6.750%	9/30/19	2,280,000		2,700,660	(a)
Ras Laffan Liquefied Natural Gas Co., Ltd. III, Senior Secured Notes	5.500%	9/30/14	1,050,000		1,102,762	(a)
Rosneft Finance SA, Senior Notes	7.875%	3/13/18	4,150,000		4,834,750	(a)
Williams Partners LP, Senior Notes	5.250%	3/15/20	610,000		658,728	(b)
Total Oil, Gas & Consumable Fuels					35,921,135
TOTAL ENERGY					37,042,110
FINANCIALS — 31.7%
Capital Markets — 3.0%
Goldman Sachs Capital II, Junior Subordinated Bonds	4.000%	9/16/13	1,300,000		1,028,625	(b)(c)(d)
Goldman Sachs Group Inc., Subordinated Notes	4.750%	10/12/21	2,700,000	EUR	3,840,741
Goldman Sachs Group Inc., Subordinated Notes	5.500%	10/12/21	600,000	GBP	978,007
Merrill Lynch & Co. Inc., Senior Notes	7.750%	4/30/18	800,000	GBP	1,496,902
UBS AG London, Senior Notes	6.375%	7/20/16	1,050,000	GBP	1,820,938
Total Capital Markets					9,165,213
Commercial Banks — 17.6%
Australia & New Zealand Banking Group Ltd., Subordinated Notes	5.125%	9/10/19	1,250,000	EUR	1,884,201	(a)
Barclays Bank PLC, Subordinated Notes	7.625%	11/21/22	4,750,000		4,738,125
BBVA International Preferred SA Unipersonal	9.100%	10/21/14	400,000	GBP	626,755	(c)(d)
BNP Paribas Fortis SA, Junior Subordinated Notes	4.625%	10/27/14	1,900,000	EUR	2,521,345	(a)(c)(d)
BNP Paribas Fortis SA, Senior Subordinated Notes	5.757%	10/4/17	1,200,000	EUR	1,809,556
Commonwealth Bank of Australia, Subordinated Notes	5.500%	8/6/19	1,200,000	EUR	1,836,347
Credit Agricole SA, Junior Subordinated Notes	7.875%	10/26/19	400,000	EUR	574,711	(a)(c)(d)
Credit Agricole SA, Subordinated Notes	8.375%	10/13/19	2,530,000		2,732,400	(a)(c)(d)
HSBC Capital Funding LP, Junior Subordinated Bonds	5.369%	3/24/14	1,900,000	EUR	2,560,034	(c)(d)
ING Bank NV, Subordinated Notes	6.875%	5/29/23	2,850,000	GBP	4,833,256	(c)
Intesa Sanpaolo SpA, Senior Notes	3.625%	8/12/15	1,000,000		1,010,169	(a)
Intesa Sanpaolo SpA, Subordinated Notes	8.375%	10/14/19	450,000	EUR	617,994	(a)(c)(d)
M&T Bank Corp., Junior Subordinated Notes	6.875%	6/15/16	1,570,000		1,635,042	(a)(d)
Matalan Finance Ltd., Senior Notes	9.625%	3/31/17	66,000	GBP	97,641	(a)
National Australia Bank Ltd., Subordinated Notes	6.750%	6/26/23	2,750,000	EUR	4,313,736	(c)
National Capital Trust I	5.620%	12/17/18	266,000	GBP	404,653	(a)(c)(d)
Rabobank Nederland NV, Junior Subordinated Notes	11.000%	6/30/19	1,997,000		2,592,418	(a)(c)(d)
Royal Bank of Scotland Group PLC, Subordinated Notes	5.000%	10/1/14	4,000,000		4,097,668
Royal Bank of Scotland Group PLC, Subordinated Notes	6.100%	6/10/23	2,570,000		2,469,089
Santander Finance Preferred SA Unipersonal, Subordinated Bonds	11.300%	7/27/14	350,000	GBP	558,900	(c)(d)
Santander Issuances SAU, Notes	5.911%	6/20/16	2,000,000		2,121,966	(a)
Skandinaviska Enskilda Banken AB, Subordinated Notes	9.250%	3/31/15	450,000	EUR	651,040	(c)(d)
Societe Generale, Subordinated Notes	9.375%	9/4/19	1,550,000	EUR	2,299,177	(a)(c)(d)
Standard Chartered Bank, Subordinated Notes	5.875%	9/26/17	1,250,000	EUR	1,885,620	(a)
Standard Chartered Bank, Subordinated Notes	7.750%	4/3/18	1,000,000	GBP	1,822,469

See Notes to Schedule of Investments.

WESTERN ASSET GLOBAL CORPORATE DEFINED OPPORTUNITY FUND INC.

Schedule of investments (unaudited) (cont’d)

July 31, 2013

SECURITY	RATE	MATURITY DATE	FACE AMOUNT †		VALUE
Commercial Banks — continued
Wachovia Capital Trust III, Junior Subordinated Bonds	5.570%	9/16/13	3,660,000		$3,582,225	(c)(d)
Total Commercial Banks					54,276,537
Consumer Finance — 2.1%
American Express Co., Subordinated Debentures	6.800%	9/1/66	1,820,000		1,949,675	(b)(c)
SLM Corp., Medium-Term Notes	5.050%	11/14/14	2,400,000		2,484,000	(b)
SLM Corp., Medium-Term Notes, Senior Notes	8.000%	3/25/20	1,880,000		2,103,250	(b)
Total Consumer Finance					6,536,925
Diversified Financial Services — 5.0%
Bank of America Corp., Senior Notes	6.500%	8/1/16	110,000		124,735	(b)
Citigroup Inc., Senior Notes	7.375%	9/4/19	1,300,000	EUR	2,226,194
FCE Bank PLC, Senior Notes	5.125%	11/16/15	900,000	GBP	1,469,893	(a)
General Electric Capital Corp., Subordinated Bonds	5.500%	9/15/67	940,000	EUR	1,290,831	(a)(c)
General Electric Capital Corp., Subordinated Debentures	6.375%	11/15/67	1,200,000		1,282,500	(c)
International Lease Finance Corp., Senior Notes	8.750%	3/15/17	3,000,000		3,457,500	(b)
International Lease Finance Corp., Senior Notes	6.250%	5/15/19	1,130,000		1,197,800	(b)
JPMorgan Chase & Co., Junior Subordinated Bonds	5.150%	5/1/23	3,900,000		3,636,750	(c)(d)
MUFG Capital Finance 4 Ltd., Junior Subordinated Bonds	5.271%	1/25/17	550,000	EUR	782,033	(c)(d)
Total Diversified Financial Services					15,468,236
Insurance — 4.0%
American International Group Inc., Senior Notes	8.250%	8/15/18	1,200,000		1,504,642	(b)
Aviva PLC, Subordinated Notes	5.250%	10/2/23	1,300,000	EUR	1,735,940	(c)
AXA SA, Junior Subordinated Notes	5.777%	7/6/16	500,000	EUR	687,874	(c)(d)
AXA SA, Junior Subordinated Notes	6.463%	12/14/18	2,000,000		2,005,000	(a)(c)(d)
ELM BV, Subordinated Notes	5.252%	5/25/16	550,000	EUR	756,387	(c)(d)
Farmers Insurance Exchange, Subordinated Notes	8.625%	5/1/24	1,295,000		1,691,605	(a)
Generali Finance BV, Junior Subordinated Bonds	5.317%	6/16/16	500,000	EUR	635,242	(c)(d)
MetLife Capital Trust IV, Junior Subordinated Notes	7.875%	12/15/37	300,000		355,500	(a)
Muenchener Rueckversicherungs-Gesellschaft AG (MunichRe), Subordinated Bonds	5.767%	6/12/17	500,000	EUR	705,637	(c)(d)
QBE Insurance Group Ltd., Senior Notes	6.125%	9/28/15	550,000	GBP	911,815	(a)
Travelers Cos. Inc., Senior Notes	5.350%	11/1/40	1,150,000		1,290,835	(b)
Total Insurance					12,280,477
TOTAL FINANCIALS					97,727,388
HEALTH CARE — 3.4%
Health Care Equipment & Supplies — 0.3%
Biomet Inc., Senior Notes	6.500%	8/1/20	70,000		73,850
Lantheus Medical Imaging Inc., Senior Notes	9.750%	5/15/17	430,000		378,937
Ontex IV SA, Senior Notes	9.000%	4/15/19	430,000	EUR	598,365	(a)
Total Health Care Equipment & Supplies					1,051,152
Health Care Providers & Services — 2.1%
Crown Newco 3 PLC, Senior Subordinated Notes	8.875%	2/15/19	450,000	GBP	686,274	(a)
Humana Inc., Senior Notes	7.200%	6/15/18	2,700,000		3,227,307	(b)
Labco SAS, Senior Secured Notes	8.500%	1/15/18	200,000	EUR	283,365	(a)
Tenet Healthcare Corp., Senior Secured Notes	4.500%	4/1/21	770,000		719,950	(a)
UnitedHealth Group Inc., Senior Notes	6.000%	2/15/18	1,350,000		1,586,716	(b)
Total Health Care Providers & Services					6,503,612
Pharmaceuticals — 1.0%
ConvaTec Healthcare E SA, Senior Notes	10.875%	12/15/18	1,070,000	EUR	1,585,394	(a)
Mallinckrodt International Finance SA, Senior Notes	4.750%	4/15/23	1,500,000		1,454,735	(a)
Total Pharmaceuticals					3,040,129
TOTAL HEALTH CARE					10,594,893

See Notes to Schedule of Investments.

WESTERN ASSET GLOBAL CORPORATE DEFINED OPPORTUNITY FUND INC.

Schedule of investments (unaudited) (cont’d)

July 31, 2013

SECURITY	RATE	MATURITY DATE	FACE AMOUNT †		VALUE
INDUSTRIALS — 9.0%
Aerospace & Defense — 1.0%
Bombardier Inc., Senior Notes	6.125%	5/15/21	1,200,000	EUR	$1,719,823	(a)
Erickson Air-Crane Inc., Senior Secured Notes	8.250%	5/1/20	1,340,000		1,360,100	(a)
Total Aerospace & Defense					3,079,923
Airlines — 3.9%
Air Canada, Pass-Through Trust, Secured Notes	6.625%	5/15/18	330,000		332,475	(a)
American Airlines, Pass-Through Trust, Secured Notes	6.125%	7/15/18	1,950,000		1,891,500	(a)
DAE Aviation Holdings Inc., Senior Notes	11.250%	8/1/15	1,385,000		1,395,387	(a)
Heathrow Finance PLC, Senior Secured Notes	7.125%	3/1/17	950,000	GBP	1,554,271	(a)
United Airlines Inc., Pass-Through Certificates	9.250%	5/10/17	2,671,277		2,951,761
United Airlines Inc., Pass-Through Certificates, Senior Secured Notes	10.400%	11/1/16	60,262		68,548
United Airlines Inc., Senior Secured Notes	6.750%	9/15/15	3,800,000		3,942,500	(a)(b)
Total Airlines					12,136,442
Building Products — 0.5%
Andrade Gutierrez International SA, Senior Notes	4.000%	4/30/18	870,000		826,500	(a)
Spie BondCo 3 SCA, Secured Notes	11.000%	8/15/19	454,000	EUR	674,191	(a)
Total Building Products					1,500,691
Commercial Services & Supplies — 1.4%
Monitronics International Inc., Senior Notes	9.125%	4/1/20	1,570,000		1,636,725
Republic Services Inc., Senior Notes	5.250%	11/15/21	1,450,000		1,588,520	(b)
Taylor Morrison Communities Inc./Monarch Communities Inc., Senior Notes	7.750%	4/15/20	500,000		550,000	(a)
Taylor Morrison Communities Inc./Monarch Communities Inc., Senior Notes	5.250%	4/15/21	420,000		405,300	(a)
Total Commercial Services & Supplies					4,180,545
Electrical Equipment — 0.1%
Trionista Holdco GmbH, Senior Secured Notes	5.000%	4/30/20	100,000	EUR	135,696	(a)
Trionista TopCo GmbH, Senior Subordinated Notes	6.875%	4/30/21	100,000	EUR	137,026	(a)
Total Electrical Equipment					272,722
Machinery — 0.7%
KION Finance SA, Senior Secured Notes	6.750%	2/15/20	1,195,000	EUR	1,732,926	(a)
KM Germany Holdings GmbH, Senior Secured Notes	8.750%	12/15/20	280,000	EUR	394,848	(a)
Total Machinery					2,127,774
Marine — 0.3%
Horizon Lines LLC, Secured Notes	13.000%	10/15/16	299,306		281,348	(e)
Horizon Lines LLC, Senior Secured Notes	11.000%	10/15/16	177,000		176,115
Ultrapetrol Bahamas Ltd., Senior Secured Mortgage Notes	8.875%	6/15/21	540,000		553,500	(a)
Total Marine					1,010,963
Road & Rail — 0.4%
Gategroup Finance Luxembourg SA, Senior Notes	6.750%	3/1/19	150,000	EUR	204,625	(a)
Jack Cooper Holdings Corp., Senior Secured Notes	9.250%	6/1/20	880,000		910,800	(a)
Total Road & Rail					1,115,425
Transportation — 0.7%
CMA CGM, Senior Notes	8.500%	4/15/17	1,000,000		930,000	(a)
CMA CGM, Senior Notes	8.875%	4/15/19	1,100,000	EUR	1,353,631	(a)
Total Transportation					2,283,631
TOTAL INDUSTRIALS					27,708,116

See Notes to Schedule of Investments.

WESTERN ASSET GLOBAL CORPORATE DEFINED OPPORTUNITY FUND INC.

Schedule of investments (unaudited) (cont’d)

July 31, 2013

SECURITY	RATE	MATURITY DATE	FACE AMOUNT †		VALUE
INFORMATION TECHNOLOGY — 0.8%
Computers & Peripherals — 0.7%
Hewlett-Packard Co., Senior Notes	4.650%	12/9/21	2,000,000		$2,031,942	(b)
Electronic Equipment, Instruments & Components — 0.1%
Techem GmbH, Senior Secured Notes	6.125%	10/1/19	250,000	EUR	360,857	(a)
TOTAL INFORMATION TECHNOLOGY					2,392,799
MATERIALS — 10.5%
Chemicals — 0.7%
INEOS Group Holdings SA, Senior Notes	7.875%	2/15/16	369,128	EUR	497,822	(a)
Kerling PLC, Senior Secured Notes	10.625%	2/1/17	606,000	EUR	859,804	(a)
Styrolution GmbH, Senior Secured Notes	7.625%	5/15/16	554,000	EUR	772,022	(a)
Total Chemicals					2,129,648
Construction Materials — 1.1%
Cemex SAB de CV, Senior Secured Notes	9.000%	1/11/18	610,000		666,425	(a)
HeidelbergCement AG, Senior Notes	8.500%	10/31/19	610,000	EUR	1,026,564	(a)
Lafarge SA, Senior Notes	6.625%	11/29/18	1,150,000	EUR	1,720,452
Total Construction Materials					3,413,441
Containers & Packaging — 0.5%
Ardagh Packaging Finance PLC/Ardagh MP Holdings USA Inc., Senior Notes	7.000%	11/15/20	500,000		493,750	(a)
Suzano Trading Ltd., Senior Notes	5.875%	1/23/21	970,000		931,200	(a)
Total Containers & Packaging					1,424,950
Metals & Mining — 7.0%
AngloGold Ashanti Holdings PLC, Senior Notes	8.500%	7/30/20	1,340,000		1,324,992
Barrick Gold Corp., Senior Notes	6.950%	4/1/19	500,000		547,056
Cliffs Natural Resources Inc., Senior Notes	3.950%	1/15/18	2,070,000		1,998,974
CSN Resources SA, Senior Bonds	6.500%	7/21/20	1,100,000		1,036,750	(a)
Evraz Group SA, Notes	9.500%	4/24/18	450,000		485,460	(a)
Evraz Group SA, Notes	6.750%	4/27/18	930,000		904,425	(a)
Evraz Group SA, Senior Notes	6.500%	4/22/20	340,000		308,550	(a)
FMG Resources (August 2006) Pty Ltd., Senior Notes	6.875%	4/1/22	1,500,000		1,490,625	(a)
Gerdau Holdings Inc., Senior Notes	7.000%	1/20/20	1,380,000		1,466,250	(a)
New World Resources NV, Senior Notes	7.875%	1/15/21	600,000	EUR	251,436	(a)
Rio Tinto Finance USA PLC, Senior Notes	2.250%	12/14/18	1,300,000		1,270,585	(b)
Southern Copper Corp., Senior Notes	6.750%	4/16/40	1,680,000		1,623,738	(b)
St. Barbara Ltd., Senior Secured Notes	8.875%	4/15/18	800,000		736,000	(a)
Vale Overseas Ltd., Notes	6.250%	1/23/17	670,000		754,119
Vale Overseas Ltd., Notes	8.250%	1/17/34	2,146,000		2,478,499
Vale Overseas Ltd., Notes	6.875%	11/21/36	340,000		337,385
Vedanta Resources PLC, Senior Notes	8.750%	1/15/14	1,570,000		1,613,175	(a)
Vedanta Resources PLC, Senior Notes	9.500%	7/18/18	260,000		293,150	(a)
Vedanta Resources PLC, Senior Notes	6.000%	1/31/19	990,000		970,200	(a)
Walter Energy Inc., Senior Notes	8.500%	4/15/21	460,000		376,050	(a)
Xstrata Finance Canada Ltd., Senior Notes	5.250%	6/13/17	950,000	EUR	1,401,840
Total Metals & Mining					21,669,259
Paper & Forest Products — 1.2%
Celulosa Arauco y Constitucion SA, Senior Notes	7.250%	7/29/19	1,220,000		1,414,796	(b)
Resolute Forest Products Inc., Senior Notes	5.875%	5/15/23	690,000		627,900	(a)
UPM-Kymmene OYJ, Senior Notes	6.625%	1/23/17	1,000,000	GBP	1,645,993
Total Paper & Forest Products					3,688,689
TOTAL MATERIALS					32,325,987
TELECOMMUNICATION SERVICES — 11.8%
Diversified Telecommunication Services — 9.1%
Axtel SAB de CV, Senior Secured Notes, step bond	7.000%	1/31/20	316,000		295,460	(a)
British Telecommunications PLC, Senior Bonds	8.500%	12/7/16	1,200,000	GBP	2,217,505

See Notes to Schedule of Investments.

WESTERN ASSET GLOBAL CORPORATE DEFINED OPPORTUNITY FUND INC.

Schedule of investments (unaudited) (cont’d)

July 31, 2013

SECURITY	RATE	MATURITY DATE	FACE AMOUNT †		VALUE
Diversified Telecommunication Services — continued
CenturyLink Inc., Senior Notes	5.800%	3/15/22	500,000		$501,250	(b)
Intelsat Jackson Holdings SA, Senior Notes	5.500%	8/1/23	3,680,000		3,551,200	(a)
Level 3 Financing Inc., Senior Notes	7.000%	6/1/20	375,000		390,938
Level 3 Financing Inc., Senior Notes	8.625%	7/15/20	625,000		690,625
Qtel International Finance Ltd., Senior Notes	4.750%	2/16/21	650,000		680,875	(a)
Qwest Corp., Senior Notes	6.750%	12/1/21	2,500,000		2,802,183	(b)
Sunrise Communications Holdings SA, Senior Secured Notes	8.500%	12/31/18	266,000	EUR	383,952	(a)
Sunrise Communications International SA, Senior Secured Notes	7.000%	12/31/17	224,000	EUR	318,858	(a)
Telecom Italia SpA, Senior Notes	5.375%	1/29/19	1,400,000	EUR	1,942,733
Telefonica Emisiones SAU, Senior Notes	5.134%	4/27/20	2,000,000		2,059,846
Telefonica Emisiones SAU, Senior Notes	7.045%	6/20/36	2,000,000		2,218,902	(b)
UBS Luxembourg SA for OJSC Vimpel Communications, Loan Participation Notes	8.250%	5/23/16	1,150,000		1,262,125	(a)
Unitymedia GmbH, Senior Subordinated Notes	9.625%	12/1/19	640,000	EUR	954,625	(a)
Unitymedia KabelBW GmbH, Senior Secured Notes	9.500%	3/15/21	300,000	EUR	453,982	(a)
Vimpel Communications, Notes	6.493%	2/2/16	200,000		210,500	(a)
Wind Acquisition Finance SA, Senior Secured Notes	7.250%	2/15/18	2,010,000		2,080,350	(a)
Wind Acquisition Holdings Finance SpA, Senior Notes	12.250%	7/15/17	2,296,001	EUR	3,161,391	(a)(e)
Windstream Corp., Senior Notes	6.375%	8/1/23	2,000,000		1,910,000	(b)
Total Diversified Telecommunication Services					28,087,300
Wireless Telecommunication Services — 2.7%
America Movil SAB de CV, Senior Notes	5.625%	11/15/17	2,050,000		2,371,727	(b)
America Movil SAB de CV, Senior Notes	6.125%	3/30/40	650,000		701,062	(b)
Matterhorn Midco & Cy SCA, Senior Notes	7.750%	2/15/20	560,000	EUR	747,231	(a)
Phones4u Finance PLC, Senior Secured Notes	9.500%	4/1/18	500,000	GBP	798,656	(a)
Softbank Corp., Senior Notes	4.500%	4/15/20	840,000		812,910	(a)(b)
Sprint Capital Corp., Senior Notes	6.875%	11/15/28	750,000		693,750	(b)
Sprint Capital Corp., Senior Notes	8.750%	3/15/32	2,000,000		2,120,000	(b)
Total Wireless Telecommunication Services					8,245,336
TOTAL TELECOMMUNICATION SERVICES					36,332,636
UTILITIES — 6.1%
Electric Utilities — 1.5%
Centrais Eletricas Brasileiras SA, Senior Notes	6.875%	7/30/19	1,680,000		1,797,600	(a)
ENW Capital Finance PLC, Notes	6.750%	6/20/15	600,000	GBP	997,520
Scottish & Southern Energy PLC, Senior Notes	5.750%	2/5/14	1,200,000	GBP	1,868,893
Total Electric Utilities					4,664,013
Gas Utilities — 0.4%
Wales & West Utilities Finance PLC, Senior Secured Bonds	5.125%	12/2/16	650,000	GBP	1,101,877	(a)
Independent Power Producers & Energy Traders — 2.4%
Calpine Corp., Senior Secured Notes	7.500%	2/15/21	900,000		967,500	(a)
Calpine Corp., Senior Secured Notes	7.875%	1/15/23	2,000,000		2,180,000	(a)
Colbun SA, Senior Notes	6.000%	1/21/20	1,370,000		1,467,747	(a)
Energy Future Intermediate Holding Co. LLC/EFIH Finance Inc., Senior Secured Notes	10.000%	12/1/20	512,000		556,800
Mirant Mid Atlantic LLC, Pass-Through Certificates	10.060%	12/30/28	1,948,589		2,166,587
Total Independent Power Producers & Energy Traders					7,338,634
Multi-Utilities — 1.8%
Centrica PLC, Senior Notes	6.375%	3/10/22	1,200,000	GBP	2,252,740
Empresas Publicas de Medellin ESP, Senior Notes	7.625%	7/29/19	1,210,000		1,421,750	(a)

See Notes to Schedule of Investments.

WESTERN ASSET GLOBAL CORPORATE DEFINED OPPORTUNITY FUND INC.

Schedule of investments (unaudited) (cont’d)

July 31, 2013

SECURITY	RATE	MATURITY DATE	FACE AMOUNT †		VALUE
Multi-Utilities — continued
Veolia Environnement, Senior Notes	6.750%	4/24/19	1,200,000	EUR	$1,994,711
Total Multi-Utilities					5,669,201
TOTAL UTILITIES					18,773,725
TOTAL CORPORATE BONDS & NOTES (Cost — $315,390,124)					329,708,051
ASSET-BACKED SECURITIES — 2.5%
Argent Securities Inc., 2004-W10 A2	0.970%	10/25/34	816,891		770,790	(c)
Asset Backed Funding Certificates, 2003-WMC1 M1	1.165%	6/25/33	1,764,208		1,681,849	(c)
Countrywide Home Equity Loan Trust, 2006-HW 2A1B	0.341%	11/15/36	698,030		555,646	(c)
Home Equity Asset Trust, 2004-8 M1	1.060%	3/25/35	641,516		596,932	(c)
Park Place Securities Inc., 2004-WCW1 M2	0.870%	9/25/34	1,643,984		1,618,622	(c)
Residential Asset Mortgage Products Inc., 2003-RZ5 A7	4.970%	9/25/33	1,131,373		1,177,269
Residential Asset Securities Corp., 2003-KS10 AI6	4.540%	12/25/33	212,256		220,696	(c)
Soundview Home Equity Loan Trust, 2005-3 M2	0.970%	6/25/35	217,746		214,848	(c)
Structured Asset Securities Corp., 2002-HF1 A	0.770%	1/25/33	1,050,847		983,967	(c)
TOTAL ASSET-BACKED SECURITIES (Cost — $7,202,191)					7,820,619
COLLATERALIZED MORTGAGE OBLIGATIONS — 2.6%
ARM Trust, 2004-5 4A1	5.090%	4/25/35	601,863		591,877	(c)
Bear Stearns ARM Trust, 2005-12 24A1	5.535%	2/25/36	66,288		58,186	(c)
Credit Suisse Mortgage Capital Certificates, 2009-3R 25A1	2.803%	7/27/36	317,815		321,025	(a)(c)
Greenwich Capital Commercial Funding Corp., 2006-GG7 AM	6.056%	7/10/38	1,500,000		1,648,084	(c)
GSMPS Mortgage Loan Trust, 2006-RP1 1A2	7.500%	1/25/36	300,700		308,225	(a)
Harborview Mortgage Loan Trust, 2004-10 4A	2.706%	1/19/35	361,204		359,011	(c)
JPMorgan Mortgage Trust, 2005-A5 1A2	2.872%	8/25/35	1,610,397		1,570,222	(c)
Residential Asset Mortgage Products Inc., 2003-SL1 M1	7.350%	4/25/31	1,697,697		1,676,904	(c)
Sequoia Mortgage Trust, 2003-3 A1	0.852%	7/20/33	688,314		658,364	(c)
Washington Mutual Inc., Mortgage Pass-Through Certificates, 2007-0A5 1A	0.919%	6/25/47	907,937		744,668	(c)
Washington Mutual Inc., Mortgage Pass-Through Certificates, 2007-HY4 4A1	2.361%	9/25/36	100,277		82,751	(c)
TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS (Cost — $7,199,784)					8,019,317
SENIOR LOANS — 0.2%
CONSUMER DISCRETIONARY — 0.1%
Gymboree Corp., Initial Term Loan	5.000%	2/23/18	370,000		358,785	(f)
ENERGY — 0.1%
Frac Tech International LLC, Term Loan B	8.500%	5/6/16	70,000		69,950	(f)
TOTAL SENIOR LOANS (Cost — $420,765)					428,735
CONVERTIBLE BONDS & NOTES — 0.0%
TELECOMMUNICATION SERVICES — 0.0%
Diversified Telecommunication Services — 0.0%
Axtel SAB de CV, Senior Secured Notes (Cost - $53,605)	7.000%	1/31/20	360,800	MXN	42,371	(a)
SOVEREIGN BONDS — 6.6%
Brazil — 1.3%
Brazil Nota do Tesouro Nacional, Notes	10.000%	1/1/14	556,000	BRL	244,853
Brazil Nota do Tesouro Nacional, Notes	10.000%	1/1/17	7,888,000	BRL	3,403,293

See Notes to Schedule of Investments.

WESTERN ASSET GLOBAL CORPORATE DEFINED OPPORTUNITY FUND INC.

Schedule of investments (unaudited) (cont’d)

July 31, 2013

SECURITY	RATE	MATURITY DATE	FACE AMOUNT †		VALUE
Brazil — continued
Brazil Nota do Tesouro Nacional, Notes	10.000%	1/1/21	687,000	BRL	$289,552
Total Brazil					3,937,698
Chile — 0.5%
Banco del Estado de Chile, Senior Notes	4.125%	10/7/20	1,540,000		1,581,391	(a)
Peru — 0.2%
Republic of Peru, Senior Bonds	7.840%	8/12/20	1,249,000	PEN	519,389
Russia — 1.0%
RSHB Capital, Loan Participation Notes, Senior Notes	6.299%	5/15/17	3,070,000		3,281,062	(a)
United Arab Emirates — 0.6%
MDC-GMTN B.V., Senior Notes	5.750%	5/6/14	430,000		445,133	(a)
MDC-GMTN B.V., Senior Notes	7.625%	5/6/19	1,250,000		1,522,134	(a)
Total United Arab Emirates					1,967,267
United Kingdom — 0.6%
United Kingdom Treasury Gilt, Bonds	4.500%	3/7/19	1,019,000	GBP	1,810,788
Venezuela — 2.4%
Bolivarian Republic of Venezuela, Senior Bonds	5.750%	2/26/16	5,293,000		4,816,630	(a)
Bolivarian Republic of Venezuela, Senior Bonds	9.250%	9/15/27	3,000,000		2,505,000
Total Venezuela					7,321,630
TOTAL SOVEREIGN BONDS (Cost — $20,074,903)					20,419,225

			SHARES
COMMON STOCKS — 0.9%
FINANCIALS — 0.8%
Diversified Financial Services — 0.8%
Citigroup Inc.			48,867		2,547,926
INDUSTRIALS — 0.1%
Marine — 0.1%
Horizon Lines Inc., Class A Shares			139,004		184,875	*
TOTAL COMMON STOCKS (Cost — $2,611,703)					2,732,801
PREFERRED STOCKS — 0.3%
ENERGY — 0.3%
Oil, Gas & Consumable Fuels — 0.3%
Sanchez Energy Corp., Series B	6.500%		13,700		834,467	(a)
FINANCIALS — 0.0%
Diversified Financial Services — 0.0%
Citigroup Capital XIII	7.875%		3,050		83,875	(c)
TOTAL PREFERRED STOCKS (Cost — $765,711)					918,342
TOTAL INVESTMENTS — 120.0% (Cost — $353,718,786#)					370,089,461
Liabilities in Excess of Other Assets — (20.0)%					(61,631,407)
TOTAL NET ASSETS — 100.0%					$308,458,054

†	Face amount denominated in U.S. dollars, unless otherwise noted.
*	Non-income producing security.
(a)

Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions that are exempt from registration, normally to qualified institutional buyers. This security has been deemed liquid pursuant to guidelines approved by the Board of Directors, unless otherwise noted.

(b)	All or a portion of this security is held by the counterparty as collateral for open reverse repurchase agreements.
(c)	Variable rate security. Interest rate disclosed is as of the most recent information available.

See Notes to Schedule of Investments.

WESTERN ASSET GLOBAL CORPORATE DEFINED OPPORTUNITY FUND INC.

Schedule of investments (unaudited) (cont’d)

July 31, 2013

(d)	Security has no maturity date. The date shown represents the next call date.
(e)	Payment-in-kind security for which the issuer has the option at each interest payment date of making interest payments in cash or additional debt securities.
(f)	Interest rates disclosed represent the effective rates on senior loans. Ranges in interest rates are attributable to multiple contracts under the same loan.
#	Aggregate cost for federal income tax purposes is substantially the same.

Abbreviations used in this schedule:
	ARM	- Adjustable Rate Mortgage
	BRL	- Brazilian Real
	CAD	- Canadian Dollar
	EUR	- Euro
	GBP	- British Pound
	MXN	- Mexican Peso
	OJSC	- Open Joint Stock Company
	PEN	- Peruvian Nuevo Sol

Summary of Investments by Country **

United States	39.1%
United Kingdom	14.7
France	4.8
Russia	4.6
Brazil	4.4
Australia	3.1
Netherlands	3.0
Italy	2.7
Spain	2.6
Mexico	2.3
Venezuela	2.0
Luxembourg	1.9
Germany	1.8
Canada	1.7
Belgium	1.3
Qatar	1.2
Chile	1.2
United Arab Emirates	1.0
Switzerland	0.9
Colombia	0.9
Trinidad and Tobago	0.9
India	0.8
Malaysia	0.8
South Africa	0.6
Finland	0.5
Japan	0.4
Kazakhstan	0.2
Sweden	0.2
Peru	0.1
Ireland	0.1
Indonesia	0.1
Czech Republic	0.1
100.0%

** As a percentage of total investments.  Please note that the Fund holdings are as of July 31, 2013 and are subject to change.

See Notes to Schedule of Investments.

Notes to schedule of investments (unaudited)

1. Organization and significant accounting policies

Western Asset Global Corporate Defined Opportunity Fund Inc. (the “Fund”) was incorporated in Maryland on September 17, 2009  and is registered as a non-diversified, limited-term, closed-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”). The Fund’s primary investment objective is to provide current income and then to liquidate and distribute substantially all of the Fund’s net assets to stockholders on or about December 2, 2024. As a secondary investment objective, the Fund will seek capital appreciation. The Fund seeks to achieve its investment objectives by investing 80% of its managed assets in a portfolio of U.S. and foreign corporate fixed-income securities of varying maturities.

The following are significant accounting policies consistently followed by the Fund and are in conformity with U.S. generally accepted accounting principles (“GAAP”).

(a) Investment valuation. The valuations for fixed income securities (which may include, but are not limited to, corporate, government, municipal, mortgage-backed, collateralized mortgage obligations and asset-backed securities) and certain derivative instruments are typically the prices supplied by independent third party pricing services, which may use market prices or broker/dealer quotations or a variety of valuation techniques and methodologies. The independent third party pricing services use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar securities.  Short-term fixed income securities that will mature in 60 days or less are valued at amortized cost, unless it is determined that using this method would not reflect an investment’s fair value. Futures contracts are valued daily at the settlement price established by the board of trade or exchange on which they are traded. Equity securities for which market quotations are available are valued at the last reported sales price or official closing price on the primary market or exchange on which they trade. When the Fund holds securities or other assets that are denominated in a foreign currency, the Fund will normally use the currency exchange rates as of 4:00 p.m. (Eastern Time). If independent third party pricing services are unable to supply prices for a portfolio investment, or if the prices supplied are deemed by the manager to be unreliable, the market price may be determined by the manager using quotations from one or more broker/dealers or at the transaction price if the security has recently been purchased and no value has yet been obtained from a pricing service or pricing broker. When reliable prices are not readily available, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the Fund calculates its net asset value, the Fund values these securities as determined in accordance with procedures approved by the Fund’s Board of Directors.

The Board of Directors is responsible for the valuation process and has delegated the supervision of the daily valuation process to the Legg Mason North American Fund Valuation Committee (the “Valuation Committee”). The Valuation Committee, pursuant to the policies adopted by the Board of Directors, is responsible for making fair value determinations, evaluating the effectiveness of the Fund’s pricing policies, and reporting to the Board of Directors. When determining the reliability of third party pricing information for investments owned by the Fund, the Valuation Committee, among other things, conducts due diligence reviews of pricing vendors, monitors the daily change in prices and reviews transactions among market participants.

The Valuation Committee will consider pricing methodologies it deems relevant and appropriate when making fair value determinations. Examples of possible methodologies include, but are not limited to, multiple of earnings; discount from market of a similar freely traded security; discounted cash-flow analysis; book value or a multiple thereof; risk premium/yield analysis; yield to maturity; and/or fundamental investment analysis. The Valuation Committee will also consider factors it deems relevant and appropriate in light of the facts and circumstances.  Examples of possible factors include, but are not limited to, the type of security; the issuer’s financial statements; the purchase price of the security; the discount from market value of unrestricted securities of the same class at the time of purchase; analysts’ research and observations from financial institutions; information regarding any transactions or offers with respect to the security; the existence of merger proposals or tender offers affecting the security; the price and extent of public trading in similar securities of the issuer or comparable companies; and the existence of a shelf registration for restricted securities.

For each portfolio security that has been fair valued pursuant to the policies adopted by the Board of Directors, the fair value price is compared against the last available and next available market quotations. The Valuation Committee reviews the results of such back testing monthly and fair valuation occurrences are reported to the Board of Directors quarterly.

Notes to schedule of investments (unaudited) (continued)

The Fund uses valuation techniques to measure fair value that are consistent with the market approach and/or income approach, depending on the type of security and the particular circumstance. The market approach uses prices and other relevant information generated by market transactions involving identical or comparable securities. The income approach uses valuation techniques to discount estimated future cash flows to present value.

GAAP establishes a disclosure hierarchy that categorizes the inputs to valuation techniques used to value assets and liabilities at measurement date.  These inputs are summarized in the three broad levels listed below:

•                  Level 1—quoted prices in active markets for identical investments

•                  Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•                  Level 3—significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used in valuing the Fund’s assets and liabilities carried at fair value:

ASSETS
Description	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Long-term investments†:
Corporate bonds & notes	—	$329,708,051	—	$329,708,051
Asset-backed securities	—	7,820,619	—	7,820,619
Collateralized mortgage obligations	—	8,019,317	—	8,019,317
Senior loans	—	428,735	—	428,735
Convertible bonds & notes	—	42,371	—	42,371
Sovereign bonds	—	20,419,225	—	20,419,225
Common stocks	$2,732,801	—	—	2,732,801
Preferred stocks	83,875	834,467	—	918,342
Total investments	$2,816,676	$367,272,785	—	$370,089,461
Other financial instruments:
Forward foreign currency contracts	—	$828,984	—	$828,984
Total	$2,816,676	$368,101,769	—	$370,918,445

LIABILITIES
Description	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Other financial instruments:
Forward foreign currency contracts	—	$962,141	—	$962,141

† See Schedule of Investments for additional detailed categorizations.

(b) Repurchase agreements. The Fund may enter into repurchase agreements with institutions that its investment adviser has determined are creditworthy. Each repurchase agreement is recorded at cost. Under the terms of a typical repurchase agreement, the Fund acquires a debt security subject to an obligation of the seller to repurchase, and of the Fund to resell, the security at an agreed-upon price and time, thereby determining the yield during the Fund’s holding period. When entering into repurchase agreements, it is the Fund’s policy that its custodian or a third party custodian, acting on the Fund’s behalf, take possession of the underlying collateral securities, the market value of which, at all times, at least equals the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction maturity exceeds one business day, the value of the collateral is marked-to-market and measured against the value of the agreement in an effort to ensure the adequacy of the collateral. If the counterparty defaults, the Fund generally has the right to use the collateral to satisfy the terms of the repurchase transaction. However, if the market value of the collateral declines during the period in which the Fund seeks to assert its rights

Notes to schedule of investments (unaudited) (continued)

or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

(c) Reverse repurchase agreements. The Fund may enter into reverse repurchase agreements. Under the terms of a typical reverse repurchase agreement, a fund sells a security subject to an obligation to repurchase the security from the buyer at an agreed-upon time and price. In the event the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, the Fund’s use of the proceeds of the agreement may be restricted pending a determination by the counterparty, or its trustee or receiver, whether to enforce the Fund’s obligation to repurchase the securities. In entering into reverse repurchase agreements, the Fund will maintain cash, U.S. government securities or other liquid debt obligations at least equal in value to its obligations with respect to reverse repurchase agreements or will take other actions permitted by law to cover its obligations.

(d) Futures contracts. The Fund uses futures contracts generally to gain exposure to, or hedge against, changes in interest rates or gain exposure to, or hedge against, changes in certain asset classes. A futures contract represents a commitment for the future purchase or sale of an asset at a specified price on a specified date.

Upon entering into a futures contract, the Fund is required to deposit cash or cash equivalents with a broker in an amount equal to a certain percentage of the contract amount. This is known as the ‘‘initial margin’’ and subsequent payments (‘‘variation margin’’) are made or received by the Fund each day, depending on the daily fluctuation in the value of the contract. For certain futures, including foreign denominated futures, variation margin is not settled daily, but is recorded as a net variation margin payable or receivable. Futures contracts are valued daily at the settlement price established by the board of trade or exchange on which they are traded.

Futures contracts involve, to varying degrees, risk of loss. In addition, there is the risk that the Fund may not be able to enter into a closing transaction because of an illiquid secondary market.

(e) Forward foreign currency contracts. The Fund enters into a forward foreign currency contract to hedge against foreign currency exchange rate risk on its non-U.S. dollar denominated securities or to facilitate settlement of a foreign currency denominated portfolio transaction. A forward foreign currency contract is an agreement between two parties to buy and sell a currency at a set price with delivery and settlement at a future date. The contract is marked-to-market daily and the change in value is recorded by the Fund as an unrealized gain or loss. When a forward foreign currency contract is closed, through either delivery or offset by entering into another forward foreign currency contract, the Fund recognizes a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value of the contract at the time it is closed.

When entering into a forward foreign currency contract, the Fund bears the risk of an unfavorable change in the foreign exchange rate underlying the forward foreign currency contract. Risks may also arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of their contracts.

(f) Foreign currency translation. Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the date of valuation.  Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the respective dates of such transactions.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, the possibility of lower levels of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

(g) Foreign investment risks. The Fund’s investments in foreign securities may involve risks not present in domestic investments. Since securities may be denominated in foreign currencies, may require settlement in foreign currencies or pay interest or dividends in foreign currencies, changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of the investments and earnings of the Fund. Foreign investments may also subject the Fund to foreign government exchange restrictions, expropriation, taxation or other political, social or economic developments, all of which affect the market and/or credit risk of the investments.

(h) Credit and market risk. The Fund invests in high-yield and emerging market instruments that are subject to certain credit and market risks. The yields of high-yield and emerging market debt obligations reflect, among other things, perceived credit and

Notes to schedule of investments (unaudited) (continued)

market risks. The Fund’s investments in securities rated below investment grade typically involve risks not associated with higher rated securities including, among others, greater risk related to timely and ultimate payment of interest and principal, greater market price volatility and less liquid secondary market trading. The consequences of political, social, economic or diplomatic changes may have disruptive effects on the market prices of investments held by the Fund. The Fund’s investments in non-U.S. dollar denominated securities may also result in foreign currency losses caused by devaluations and exchange rate fluctuations.

Investments in securities that are collateralized by residential real estate mortgages are subject to certain credit and liquidity risks. When market conditions result in an increase in default rates of the underlying mortgages and the foreclosure values of underlying real estate properties are materially below the outstanding amount of these underlying mortgages, collection of the full amount of accrued interest and principal on these investments may be doubtful. Such market conditions may significantly impair the value and liquidity of these investments and may result in a lack of correlation between their credit ratings and values.

(i) Counterparty risk and credit-risk-related contingent features of derivative instruments. The Fund may invest in certain securities or engage in other transactions, where the Fund is exposed to counterparty credit risk in addition to broader market risks. The Fund may invest in securities of issuers, which may also be considered counterparties as trading partners in other transactions. This may increase the risk of loss in the event of default or bankruptcy by the counterparty or if the counterparty otherwise fails to meet its contractual obligations. The Fund’s investment manager attempts to mitigate counterparty risk by (i) periodically assessing the creditworthiness of its trading partners, (ii) monitoring and/or limiting the amount of its net exposure to each individual counterparty based on its assessment and (iii) requiring collateral from the counterparty for certain transactions. Market events and changes in overall economic conditions may impact the assessment of such counterparty risk by the investment manager. In addition, declines in the values of underlying collateral received may expose the Fund to increased risk of loss.

The Fund has entered into master agreements with certain of its derivative counterparties that provide for general obligations, representations, agreements, collateral, events of default or termination and credit related contingent features. The credit related contingent features include, but are not limited to, a percentage decrease in the Fund’s net assets or NAV over a specified period of time. If these credit related contingent features were triggered, the derivatives counterparty could terminate the positions and demand payment or require additional collateral.

Collateral requirements differ by type of derivative. Collateral or margin requirements are set by the broker or exchange clearing house for exchange traded derivatives while collateral terms are contract specific for over-the-counter traded derivatives. Securities pledged as collateral, if any, to cover the obligations of the Fund under derivative contracts, are noted in the Schedule of Investments.

As of July 31, 2013, the Fund held forward foreign currency contracts with credit related contingent features which had a liability position of $962,141. If a contingent feature in the master agreements would have been triggered, the Fund would have been required to pay this amount to its derivatives counterparties.

(j) Loan participations. The Fund may invest in loans arranged through private negotiation between one or more financial institutions. The Fund’s investment in any such loan may be in the form of a participation in or an assignment of the loan. In connection with purchasing participations, the Fund generally will have no right to enforce compliance by the borrower with the terms of the loan agreement related to the loan, or any rights of off-set against the borrower and the Fund may not benefit directly from any collateral supporting the loan in which it has purchased the participation.

The Fund assumes the credit risk of the borrower, the lender that is selling the participation and any other persons interpositioned between the Fund and the borrower. In the event of the insolvency of the lender selling the participation, the Fund may be treated as a general creditor of the lender and may not benefit from any off-set between the lender and the borrower.

(k) Security transactions.  Security transactions are accounted for on a trade date basis.

Notes to schedule of investments (unaudited) (continued)

2.  Investments

At July 31, 2013, the aggregate gross unrealized appreciation and depreciation of investments for federal income tax purposes were substantially as follows:

Gross unrealized appreciation	$24,001,445
Gross unrealized depreciation	(7,630,770)
Net unrealized appreciation	$16,370,675

Transactions in reverse repurchase agreements for the Fund during the period ended July 31, 2013 were as follows:

Average	Weighted	Maximum
Daily	Average	Amount
Balance*	Interest Rate*	Outstanding
$54,853,480	0.722%	$68,000,000

* Averages based on the number of days that Fund had reverse repurchase agreements outstanding.

Interest rates on reverse repurchase agreements ranged from 0.759% to 0.813% during the period ended July 31, 2013. Interest expense incurred on reverse repurchase agreements totaled $300,527.

At July 31, 2013, the Fund had the following open reverse repurchase agreements:

Counterparty	Rate**	Effective Date	Maturity Date	Face Amount of
Barclays	0.766%	04/29/2013	10/31/2013	$50,000,000
Barclays	0.766%	05/03/2013	10/31/2013	5,000,000
Barclays	0.766%	06/28/2013	10/31/2013	13,000,000
				$68,000,000

** Interest rate on reverse repurchase agreement resets daily. Interest rate disclosed is as of July 31, 2013.

On July 31, 2013, the total market value of underlying collateral (refer to the Schedule of Investments for positions held at the counterparty as collateral for reverse repurchase agreements) for open reverse repurchase agreements was $82,120,338.

At July 31, 2013, the Fund had the following open forward foreign currency contracts:

FOREIGN CURRENCY	COUNTERPARTY	LOCAL CURRENCY	MARKET VALUE	SETTLEMENT DATE	UNREALIZED GAIN (LOSS)
Contracts to Buy:
British Pound	UBS AG	1,500,000	$2,281,595	8/16/13	$6,935
Euro	Citibank N.A.	1,000,000	1,330,424	8/16/13	32,823
Euro	Citibank N.A.	200,000	266,085	8/16/13	2,587
Euro	Morgan Stanley	2,300,000	3,059,976	8/16/13	45,006
					87,351
Contracts to Sell:
British Pound	Citibank N.A.	200,000	304,213	8/16/13	633
British Pound	Morgan Stanley	13,032,869	19,823,823	8/16/13	362,722
British Pound	UBS AG	13,912,187	21,161,322	8/16/13	345,945
Canadian Dollar	Morgan Stanley	1,583,776	1,541,340	8/16/13	32,333
Euro	Citibank N.A.	3,500,000	4,656,486	8/16/13	(60,216)
Euro	Citibank N.A.	50,000	66,521	8/16/13	(785)
Euro	Morgan Stanley	46,096,740	61,328,230	8/16/13	(782,006)
Euro	UBS AG	5,471,247	7,279,081	8/16/13	(119,134)
					(220,508)
Net unrealized loss on open forward foreign currency contracts					$(133,157)

Notes to schedule of investments (unaudited) (continued)

3. Derivative instruments and hedging activities

GAAP requires enhanced disclosure about an entity’s derivative and hedging activities.

The following is a summary of the Fund’s derivative instruments categorized by risk exposure at July 31, 2013.

	Forward Foreign Currency Contracts
Primary Underlying Risk	Unrealized Appreciation	Unrealized Depreciation	Total
Foreign Exchange Risk	$828,984	$(962,141)	$(133,157)

During the period ended July 31, 2013, the volume of derivative activity for the Fund was as follows:

Average market value
Futures contracts (to sell) †	$542,650
Forward foreign currency contracts (to buy)	3,846,483
Forward foreign currency contracts (to sell)	119,478,014
†At July 31, 2013, there were no open positions held in this derivative.

ITEM 2.                                                  CONTROLS AND PROCEDURES.

(a)                                 The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a- 3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.

(b)                                 There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the registrant’s last fiscal quarter that have materially affected, or are likely to materially affect the registrant’s internal control over financial reporting.

ITEM 3.                                                  EXHIBITS.

Certifications pursuant to Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Western Asset Global Corporate Defined Opportunity Fund Inc.

By	/s/ Kenneth D. Fuller_
Kenneth D. Fuller
Chief Executive Officer

Date: September 25, 2013

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	/s/ Kenneth D. Fuller
Kenneth D. Fuller
Chief Executive Officer

Date: September 25, 2013

By	/s/ Richard F. Sennett
Richard F. Sennett
Principal Financial Officer

Date: September 25, 2013